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                                                                       EXHIBIT 1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    Delaware

Number                                                                    Shares

                                                            CUSIP No. 03753 10 0

                              [APERIAN, INC. LOGO]



           AUTHORIZED COMMON STOCK: 75,000,000 SHARES - PAR VALUE $.01
     The Corporation is authorized to issue more than one class of stock or more than one series thereof. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



Is The Record Holder Of

                      Shares of APERIAN, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signature of the duly authorized officers.

Dated:

    Robert R. Gibbs
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                                      President
                                                                  [Aperian, Inc.
                                                                  Corporate
                                                                  Seal
    Peter E. Lorenzen                                             Delaware]
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                                      Secretary

    Interwest Transfer Co., Inc., P.O. Box 17136, Salt Lake City, Utah 84117
                          Countersigned and Registered